Exhibit 99.1

NASDAQ: MBRX Non - Confidential Information January 14, 201 9 1

Disclaimer All statements contained herein other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short - term and long - term business operations and objectives, and financial needs . These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under Item 1 A . "Risk Factors" in our most recently filed Form 10 - K filed with the Securities and Exchange Commission ("SEC") and updated from time to time in our Form 10 - Q filings and in our other public filings with the SEC . Any forward - looking statements contained in this release speak only as of its date . Moreover, we operate in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward looking statements . More detailed information about Moleculin is set forth in our filings with the Securities and Exchange Commission . Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http : //www . sec . gov . 2

3 Robust pipeline 3 distinctly different technologies, all with blockbuster potential World - leading collaboration MD Anderson Cancer Center/Mayo Clinic/Emory Breakthrough disruptive technologies Annamycin for AML: designed to be non - cardiotoxic, avoids MDR1 WP1066: STAT3 inhibitor that also stimulates immune response WP1122: metabolic inhibitor with improved BBB transmission and animal model activity against pancreatic cancer Highly experienced leadership Veteran pharma/biotech, life science micro - cap managers Proprietary positioning Orphan drug and/or patents, exclusive licenses (applied and received)

Experienced Management Team 4 Selected Prior Experience Walter Klemp , Chairman, President & CEO Don Picker, PhD Chief Science Officer Jonathan P. Foster , CPA, CGMA EVP & CFO Robert Shepard, MD, FACP Chief Medical Officer Sandra Silberman, MD & PhD Chief Medical Officer – New Products

Science Advisory Board Members 5 Waldemar Priebe, PhD Elihu Estey, MD John Paul Waymack, MD, SCD Jorge Cortes, MD James Abbruzzese, MD Marty Tallman, MD

Board Of Directors Michael D. Cannon - Chair of Compensation Committee Between 1997 and 2004, Mr. Cannon was the Chief Science Officer, EVP and a Director of SICOR, Inc. until its acquisition by Teva Pharmaceutical Industries, Inc. SICOR focused on generic finished dosage injectable pharmaceuticals, active pharmaceutical ingredients and generic biopharmaceuticals. From July 2005 to December 2009, Mr. Cannon was a member of the scientific advisory board of Trevi Health Ventures LP. Mr. Cannon currently serves on the board of directors of other privately held biotech companies. Robert E. George - Chair of Audit and Nominating & Governance Committees Mr. George joined our board of directors upon our IPO. He was a partner with the international accounting firm of PricewaterhouseCoopers (PWC) for 27 years until 2010. Mr. George currently serves as Chairman of the Audit Committee for The University of Texas Health Science Center at Houston and, since June 2011, has been a member of The University of Texas at Austin, McCombs Graduate School of Business accounting faculty. John M. Climaco, JD – Lead Independent Director Most recently the Executive Vice President of Perma - Fix Medical S.A, a Polish subsidiary of the Perma - Fix Environmental Services, Inc. (NASDAQ: PESI) where he has served as a director since 2013. From 2003 to 2012, Mr. Climaco served as President and Chief Executive Officer, as well as a member of the Board of Directors of Axial Biotech, Inc., which he cofounded in 2003. Mr. Climaco has served as a member of the Board of Directors for Digirad Corporation (NASDAQ: DRAD), PDI, Inc. (NASDAQ: PDII) and InfuSystem Holdings, Inc. (NASDAQ: INFU). From 2001 to 2007, he practiced law for the firm of Fabian and Clendenin. Mr. Climaco holds a J.D. from the University of California Hasting College of the Law.

Focus on Highly Resistant Tumors Example Indications Common Characteristics Regulatory Advantage • R/R AML • Glioblastoma • Pancreatic • Met melanoma • Other • Multidrug resistance • Immune evasion • Upregulation of oncogenic transcription factors • Increase in dependence on glycolysis • Significant unmet need • Modest gains = new drug approval • Accelerated approval pathway 7

3 Core Technologies

Next Generation Anthracycline	Immune/Transcription Modulator	Metabolism/ Glycosylation Inhibitor
• Avoids multidrug resistance • Little to no cardiotoxicity	• Enables immune response • Inhibits p-STAT3, c-Myc and HIF-1α	• Prodrug enables drug-like properties in glucose decoy • Altering glycosylation enables immune checkpoint inhibitors

Potential for Combination

Moleculin

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9 Development Pipeline Preclinical Clinical Preparation Phase 1/2 Collaboration Annamycin Annamycin + WP1066 WP1066 - Glioblastoma, melanoma metastasized to the brain WP1066 - Pediatric brain tumors WP1122 - Glioblastoma WP1122 + Avastin - Glioblastoma WP1066/WP1732 WP1122/WP1234 WP1220 - Cutaneous T - Cell Lymphoma WP1066 - Ocular tumors AML Brain Tumors Pancreatic Cancer Other Cancers Next Gen Anthracycline Immune/Transcription Metabolism /Glycosylation Combination

Technology Review 10

Annamycin ( Next Gen eration Anthracycline) Critical Advantages over Leading Drug Leading AML induction therapy drugs are cardiotoxic and lose efficacy due to multidrug resistance Annamycin has little to no cardiotoxicity, avoids multidrug resistance, has been shown to be more potent in AML cell lines and has shown activity in patients who failed standard of care Potential to Significantly Improve Health Annamycin has shown the potential to significantly improve health in a Phase I/II acute myeloid leukemia (AML) trial Orphan Drug status as single agent for relapsed or refractory AML Positioned for Accelerated Approval Annamycin appears to be well suited for an accelerated approval pathway in the US, and in Europe Absence of any approved second - line drug for most AML patients represents a significant unmet need Potentially shorter time scale for saving lives than with typical cancer drugs 11 Annamycin Process

Annamycin Delivers Remarkable Performance In a proof - of - concept Phase I/II clinical trial, Annamycin was given to patients who had failed an average of five previous induction therapy attempts 37% of those patients cleared enough of their leukemic cells to qualify for a bone marrow transplant We believe repeating this performance in a larger clinical trial, could warrant new drug approval 63% Efficacy Signal 37% Cleared Bone Marrow Blasts Annamycin gives new hope to patients who have run out of options 12 Relapsed/Refractory Acute Leukemia Patients

Annamycin Recap and Status Annamycin is a “ Next Generation” anthracycline designed to be non - cardiotoxic and avoid multidrug resistance Prior developer failed financially and lost rights to license Although impressive activity was shown in prior acute leukemia trials, developer did not properly close out or establish an appropriate RP2D Moleculin is repeating Phase 1/2 both in US and EU US Trial (MB - 104) has begun treating patients; EU trial is about to begin Repeat of prior results should afford Annamycin an accelerated approval pathway as a 2nd line induction therapy for R/R AML Other indications include sarcomas, lewis lung carcinoma and squamous cell carcinoma, among others 13

WP1066 Immune/Transcription Modulators Based On Natural Compound Built from chemical backbone of propolis (caffeic acid benzyl ester) Unique Dual Action First - in - class drug to both directly inhibit tumor signaling (p - STAT3, HIF - 1 ⍺ , c - Myc) while also stimulating patient immune response (T r egs ) Activity Against Hardest - to - Treat Cancers Pre - clinical testing shows high level of activity against pancreatic cancer, metastatic melanoma, glioblastoma and others; yet very low potential for toxicity Independently Validated Subject of numerous peer reviewed journals validating findings across multiple institutions around the world 14 STAT3 is Activated by Multiple Upstream Effectors

STAT3 is a Master Regulator of Tumor Progression 15 Activated STAT3 (p - STAT3) binds to DNA Triggering oncogenic transcription activity: Resulting in tumor growth and metastasis Survival Proliferation Inflammation Invasion Metastasis Angiogenesis Immunosuppression

WP1066 Affects Tumors Directly and Indirectly 16 Tumor WP1066 Immune Modulation Transcription Modulation WP1066 modulates transcription factors resulting in direct tumor cytotoxicity while also stimulating a natural immune response by reducing Regulatory T - c ells (T r egs)

Transcriptional Control of Cancer 17 HIF - 1 α STAT3 c - Myc Immunosuppressive Oncogenic Axis Implications for: • GBM • Pancreatic cancer • Other cancers

WP1066 Recap and Status WP1066 is a small molecule that inhibits p - STAT3 by accelerating proteasomal degradation (not by blocking phosphorylation) without respect to upstream signaling WP1066 also inhibits HIF1 - α, c - Myc and T r egs Currently in Phase 1 trial at MD Anderson for GBM and melanoma metastasized to the brain (WP1066 crosses BBB) ; in 3 rd cohort of dose ranging; planned surgical expansion Oral administration (due to lack of solubility) is demonstrating bioavailability in patients Recently began IND - enabling work on WP1732, a fully water soluble analog of WP1066 that does not cross BBB, and shows impressive accumulation in pancreas 18

WP1122 Metabolism/Glycosylation Inhibitor Addicted to Sugar A brain tumor requires as much as 18 to 37 times as much glucose to survive as a healthy brain cell Starving a Tumor to Death This eventually led to the theory that, if we feed tumor cells a glucose decoy (one that can’t convert into energy), we can kill the tumor This works well in a laboratory setting, but the problem is making these decoys drugable Breakthrough design WP1122 is a prodrug of 2 - deoxyglucose (2 - DG) that increase s half - life , enable s transmission across the blood brain barrier and improves other drug - like properties Potential to Change Standard of Care WP1122 (at suboptimal doses) performs as well or better than temozolomide in live human brain tumors; even better performance by combining the two drugs was shown in trials 19 Tumor cell Normal cell Tumors are hyper - consumers of glucose and starve to death without it

Many Tumors are Highly Glycolytic 20 F 18 DG PET MRI Tumors rely preferentially on glycolysis even in the presence of abundant oxygen For example: PET diagnostic imaging relies on a modified glucose with a radio - tracer (F 18 DG) Tumors over - consume F 18 DG because of their dependence on glycolysis Cutting off this “fuel supply” (inhibiting glycolysis) results in targeted tumor cell death

Chemistry – Improving the Drug - Like Properties of 2 - DG and Targeting Brain Cancers 21 Example of heroin Heroin is the diacetyl ester of morphine that increases by 100 - fold levels of morphine in the brain WP1122 is the diester of 2 - DG of our design, which greatly enhances CNS uptake and levels 2 - DG in the brain WP1122

Pharmacology (PK/PD)


1400.
1050.
700.
350.
0.
2-DG
WP1122
Mean CNS Concentration (µg/gm)
Peak CNS Concentration (µg/gm)
T_{last} (minutes)
AUC (µg/gm x hr)

2-DG CNS distribution and retention was measured after oral administration of equimolar amounts of 2-DG and its diacetate WP1122

CNS distribution and retention of 2-DG is dramatically higher when generated from WP1122

No observed systemic toxicity

Data presented at annual meeting of:

National Brain Tumor Society

Moleculin

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23 Orthotopic Glioblastoma Model in Mice WP1122 used alone has at least the same or greater activity than temozolomide (Temodar ® ), a current standard of care in patients diagnosed with glioblastoma 0 2 4 6 8 10 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 # of Animals Days Control Temodar WP1122 Human brain tumors injected into mice WP1122 performed as well or better than temazolomide Not shown is that a combination of both performed even better WP1122 is Effective In Vivo against Gliomas - July 2017

WP1122 Shows In Vivo Activity Against Pancreatic Cancer - January 2018 24 Days after first administration Treatment period

Inhibitors of Sugar Metabolism in Cancer and Immunotherapeutic Implications 25 Glycolysis Glycosylation 2 - DG 2 - Deoxyglucose or 2 - Deoxymannose?

WP1122 Recap and Status WP1122 is a prodrug of 2 - DG that increases circulation time and ability to cross BBB and provides other drug - like properties Utilizing Warburg principle, WP1122 converts to 2 - DG in highly glycolytic tumor cells causing autophagy due to energy starvation Evaluating oral versus IV administration and about to begin IND - enabling work Recent published literature suggests that 2 - DG may also enable deglycosylation of PD - L1 (see abstract in following slide) WP1234 is an analog of WP1122 with improved organ distribution to the pancreas 26

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Milestones and Financials Review 28

Anticipated Milestones Potential Timeframe NextGen – Anthracycline - Annamycin Initial IRB (Institutional Review Board) approvals and site initiations of various clinical sites participating in our Phase I/I I clinical trial of Annamycin Accomplished and ongoing 2019 Complete cohort of 150 mg/m2 - prior trial recommended phase Ii dose (RP2D) 2019 Start treating patients in Annamycin Phase I/II clinical trial in Poland Q1 - 2019 (Screening has begun with drug in country) Announcement of initial clinical data for Annamycin trial 2019 Poland clinical trial (MB - 105) begins Phase II 2020 Approach FDA on US trial (MB - 104) on dose expansion using Poland trial data 2020 Immune/Transcription Modulator – WP1066 Announcement of initial clinical data from WP1066 clinician sponsored trial 2019 Phase I surgical cohort begins Second Half of 2019 Transfer clinician sponsored trial WP1066 IND to Moleculin Second Half of 2019 Emory Physician Led Pediatric Medulloblastoma Trial begins Second Half of 2019 Announcement of further benefits of our sponsored research agreement with MD Anderson Accomplished and Ongoing into 2019 Announce filing and approval of CTA for WP1220 for the treatment of cutaneous T - cell lymphoma (CTCL) 2019 (CTA Filed) Assess WP1220 initial patient data Q4 - 2019 IND for WP1732 submitted First Half of 2019 Dose first patient in Phase I trial for WP1732 2020 Announce further research preclinical results on WP1066 family First Half of 2019 Metabolism/Glycosylation Inhibitor Begin preclinical work on WP1122 Accomplished File IND 1122 2020 General Clinical Announce a fourth and fifth approved clinical trial 2019 29

Financial Statement Summary The above financial information is summarized from the Company’s MOST CURRENT FORMS 10 - Q & 10 - K filed with the SEC ( www.sec.gov ) 30 In thousands $ - except for loss per share and shares outstanding For the Nine Months Ended 9 /30/18 For the Year Ended 12/31/17 (Unaudited) (Audited) Statement of Operations Data Revenue - - Research and development 6,801 4,545 General and administrative 3,886 4,108 Total operating loss (10,687) (8,653) Net loss  (9,091) (9,805) Net loss per common share – basic and diluted  $ (0 . 36 ) (0.53) Balance Sheet Data Cash and cash equivalents $ 8,600  7,714 Prepaid expenses and other  760 588 Total current assets  9,360 8,302 Total assets 2 0,899 19,483 Total current liabilities  3,129  2,215 Total liabilities  5,931  2,365 Accumulated deficit  (2 3,571 ) (14,480) Total stockholders’ equity 1 4,968  17,118 Shares outstanding 26,861,497 21,469,109 Shares outstanding as of December 31 , 2018 – 2 8,528,663

31 Robust pipeline 3 distinctly different technologies, all with blockbuster potential World - leading collaboration MD Anderson Cancer Center/Mayo Clinic/Emory Breakthrough disruptive technologies Annamycin for AML: designed to be non - cardiotoxic, avoids MDR1 WP1066: STAT3 inhibitor that also stimulates immune response WP1122: metabolic inhibitor with improved BBB transmission and animal model activity against pancreatic cancer Highly experienced leadership Veteran pharma/biotech, life science micro - cap managers Proprietary positioning Orphan drug and/or patents, exclusive licenses (applied and received)